Exhibit 99.1

VISHAY REPORTS RESULTS FOR SECOND QUARTER 2022

•	Revenues Q2 of $864 million.
•	Gross margin Q2 of 30.3%; adjusted gross margin of 31.0%
•	Operating margin Q2 of 17.5%; adjusted operating margin of 18.3%.
•	EPS Q2 of $0.78; adjusted EPS of $0.82.
•	Free Cash for the trailing 12 months of $139 million.
•	Total Stockholder Return Q2 of $40.6 million--$14.3 million of dividend payments and $26.3 million of stock repurchases.
•	Guidance Q3 2022 for revenues of $860 to $900 million and at a gross margin of 29.0% plus/minus 50 basis points at an exchange rate USD/EUR of 0.98.

Vishay Intertechnology, Inc. (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive components, today announced its results for the fiscal quarter and six fiscal months ended July 2, 2022.

Revenues for the fiscal quarter ended July 2, 2022 were $863.5 million, compared to $853.8 million for the fiscal quarter ended April 2, 2022, and $819.1 million for the fiscal quarter ended July 3, 2021.  Net earnings attributable to Vishay stockholders for the fiscal quarter ended July 2, 2022 were $112.4 million, or $0.78 per diluted share, compared to $103.6 million, or $0.71 per diluted share for the fiscal quarter ended April 2, 2022, and $93.2 million, or $0.64 per diluted share for the fiscal quarter ended July 3, 2021.

As summarized on the attached reconciliation schedule, certain periods presented include items affecting comparability.  Adjusted earnings per diluted share, which exclude these unusual items, were $0.82, $0.71, and $0.61 for the fiscal quarters ended July 2, 2022, April 2, 2022, and July 3, 2021, respectively.

Commenting on results for the second quarter 2022, Dr. Gerald Paul, President and Chief Executive Officer stated, “Despite a stronger US dollar and prolonged COVID related shutdowns in Shanghai, revenues came in at the high end of our guidance. Margins were positively impacted by a temporary inventory build, which we anticipate normalizing in the second half of the year. Turns of the inventory of our products at distribution were at a good level of 3.6.”

Commenting on the outlook Dr. Paul stated, “We guide for the third quarter 2022 for revenues in the range of $860 to $900 million at a gross margin of 29.0% plus/minus 50 basis points, assuming an exchange rate of the US dollar to the Euro of 0.98.”

A conference call to discuss Vishay’s second quarter financial results is scheduled for Tuesday, August 2, 2022 at 9:00 a.m. ET. The dial-in number for the conference call is 877-407-0989 (+1 201-389-0921, if calling from outside the United States) and the access code is 13730764.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

There will be a replay of the conference call from 12:00 p.m. ET on Tuesday, August 2, 2022 through 11:59 p.m. ET on Tuesday, August 16, 2022. The telephone number for the replay is +1 877-660-6853 (+1 201-612-7415, if calling from outside the United States or Canada) and the access code is 13730764.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and medical markets. Serving customers worldwide, Vishay is The DNA of tech.™ Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.
This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted gross margin; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted gross margin, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted gross margin, adjusted operating margin and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant. Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility. These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.
Statements contained herein that relate to the Company's future performance, including forecasted revenues, margins, product pricing, product demand, anticipated areas of growth, market segment performance, capital expenditures, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words such as “guide,” “will,” “expect,” “anticipate,” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand because of COVID-19 or otherwise; delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech™ is a trademark of Vishay Intertechnology.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	July 2, 2022	April 2, 2022	July 3, 2021

Net revenues	$863,512	$853,793	$819,120
Costs of products sold*	602,289	594,685	589,848
Gross profit	261,223	259,108	229,272
Gross margin	30.3%	30.3%	28.0%

Selling, general, and administrative expenses*	110,400	112,855	103,900
Operating income	150,823	146,253	125,372
Operating margin	17.5%	17.1%	15.3%

Other income (expense):
Interest expense	(4,307)	(4,222)	(4,443)
Other	1,380	(5,751)	(3,749)
Total other income (expense) - net	(2,927)	(9,973)	(8,192)

Income before taxes	147,896	136,280	117,180

Income tax expense	35,127	32,330	23,799

Net earnings	112,769	103,950	93,381

Less: net earnings attributable to noncontrolling interests	381	377	189

Net earnings attributable to Vishay stockholders	$112,388	$103,573	$93,192

Basic earnings per share attributable to Vishay stockholders	$0.78	$0.71	$0.64

Diluted earnings per share attributable to Vishay stockholders	$0.78	$0.71	$0.64

Weighted average shares outstanding - basic	143,996	145,053	145,017

Weighted average shares outstanding - diluted	144,397	145,553	145,445

Cash dividends per share	$0.100	$0.100	$0.095

* The fiscal quarter ended July 2, 2022 includes incremental costs of products sold and selling, general, and administrative expenses separable from normal operations directly attributable to the COVID-19 pandemic of $6,661 and $546, respectively.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Six fiscal months ended
	July 2, 2022	July 3, 2021

Net revenues	$1,717,305	$1,583,752
Costs of products sold*	1,196,974	1,151,531
Gross profit	520,331	432,221
Gross margin	30.3%	27.3%

Selling, general, and administrative expenses*	223,255	209,585
Operating income	297,076	222,636
Operating margin	17.3%	14.1%

Other income (expense):
Interest expense	(8,529)	(8,819)
Other	(4,371)	(9,480)
Total other income (expense) - net	(12,900)	(18,299)

Income before taxes	284,176	204,337

Income tax expense	67,457	39,313

Net earnings	216,719	165,024

Less: net earnings attributable to noncontrolling interests	758	397

Net earnings attributable to Vishay stockholders	$215,961	$164,627

Basic earnings per share attributable to Vishay stockholders	$1.49	$1.14

Diluted earnings per share attributable to Vishay stockholders	$1.49	$1.13

Weighted average shares outstanding - basic	144,527	144,992

Weighted average shares outstanding - diluted	144,978	145,453

Cash dividends per share	$0.20	$0.19

* The six fiscal months ended July 2, 2022 includes incremental costs of products sold and selling, general, and administrative expenses separable from normal operations directly attributable to the COVID-19 pandemic of $6,661 and $546, respectively.

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(In thousands)

	July 2, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$765,593	$774,108
Short-term investments	81,112	146,743
Accounts receivable, net	429,778	396,458
Inventories:
Finished goods	172,796	147,293
Work in process	264,123	226,496
Raw materials	196,929	162,711
Total inventories	633,848	536,500

Prepaid expenses and other current assets	160,089	156,689
Total current assets	2,070,420	2,010,498

Property and equipment, at cost:
Land	73,047	74,646
Buildings and improvements	629,015	639,879
Machinery and equipment	2,750,175	2,758,262
Construction in progress	147,345	145,828
Allowance for depreciation	(2,629,014)	(2,639,136)
	970,568	979,479

Right of use assets	111,881	117,635
Deferred income taxes	89,181	95,037
Goodwill	164,295	165,269
Other intangible assets, net	62,698	67,714
Other assets	94,550	107,625
Total assets	$3,563,593	$3,543,257

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(In thousands)

	July 2, 2022	December 31, 2021
	(Unaudited)

Liabilities and equity
Current liabilities:
Trade accounts payable	$243,496	$254,049
Payroll and related expenses	160,415	162,694
Lease liabilities	22,734	23,392
Other accrued expenses	214,865	218,089
Income taxes	62,592	35,443
Total current liabilities	704,102	693,667

Long-term debt less current portion	463,302	455,666
U.S. transition tax payable	83,010	110,681
Deferred income taxes	49,542	69,003
Long-term lease liabilities	92,208	99,987
Other liabilities	88,554	95,861
Accrued pension and other postretirement costs	242,464	271,672
Total liabilities	1,723,182	1,796,537

Equity:
Vishay stockholders' equity
Common stock	13,291	13,271
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,350,620	1,347,830
Retained earnings	588,803	401,694
Treasury stock (at cost)	(36,161)	-
Accumulated other comprehensive income (loss)	(80,344)	(20,252)
Total Vishay stockholders' equity	1,837,419	1,743,753
Noncontrolling interests	2,992	2,967
Total equity	1,840,411	1,746,720
Total liabilities and equity	$3,563,593	$3,543,257

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Six fiscal months ended
	July 2, 2022	July 3, 2021

Operating activities
Net earnings	$216,719	$165,024
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	80,967	83,879
(Gain) loss on disposal of property and equipment	(293)	(207)
Inventory write-offs for obsolescence	10,777	9,550
Deferred income taxes	5,922	519
Other	6,733	5,758
Change in U.S. transition tax liability	(14,757)	(14,757)
Change in repatriation tax liability	(25,201)	-
Changes in operating assets and liabilities	(172,555)	(74,983)
Net cash provided by operating activities	108,312	174,783

Investing activities
Purchase of property and equipment	(95,700)	(60,710)
Proceeds from sale of property and equipment	377	234
Purchase of short-term investments	(7,769)	(27,488)
Maturity of short-term investments	66,763	53,679
Other investing activities	(199)	347
Net cash used in investing activities	(36,528)	(33,938)

Financing activities
Repurchase of convertible debt instruments	-	(300)
Net proceeds (payments) on revolving credit lines	6,000	-
Dividends paid to common stockholders	(26,389)	(25,216)
Dividends paid to Class B common stockholders	(2,419)	(2,298)
Repurchase of common stock held in treasury	(36,161)	-
Distributions to noncontrolling interests	(733)	(800)
Cash withholding taxes paid when shares withheld for vested equity awards	(2,123)	(1,963)
Net cash used in financing activities	(61,825)	(30,577)
Effect of exchange rate changes on cash and cash equivalents	(18,474)	(3,383)

Net increase (decrease) in cash and cash equivalents	(8,515)	106,885

Cash and cash equivalents at beginning of period	774,108	619,874
Cash and cash equivalents at end of period	$765,593	$726,759

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Six fiscal months ended
	July 2, 2022	April 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021

GAAP net earnings attributable to Vishay stockholders	$112,388	$103,573	$93,192	$215,961	$164,627

Reconciling items affecting gross profit:
Impact of the COVID-19 pandemic	$6,661	$-	$-	$6,661	$-

Other reconciling items affecting operating income:
Impact of the COVID-19 pandemic	$546	$-	$-	$546	$-

Reconciling items affecting tax expense (benefit):
Changes in tax laws and regulations	$-	$-	$(3,881)	$-	$(8,276)
Tax effects of pre-tax items above	(1,802)	-	-	(1,802)	-

Adjusted net earnings	$117,793	$103,573	$89,311	$221,366	$156,351

Adjusted weighted average diluted shares outstanding	144,397	145,553	145,445	144,978	145,453

Adjusted earnings per diluted share	$0.82	$0.71	$0.61	$1.53	$1.07

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Six fiscal months ended
	July 2, 2022	April 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Net cash provided by operating activities	$74,727	$33,585	$117,461	$108,312	$174,783
Proceeds from sale of property and equipment	305	72	34	377	234
Less: Capital expenditures	(59,791)	(35,909)	(32,183)	(95,700)	(60,710)
Free cash	$15,241	$(2,252)	$85,312	$12,989	$114,307

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Six fiscal months ended
	July 2, 2022	April 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021

GAAP net earnings attributable to Vishay stockholders	$112,388	$103,573	$93,192	$215,961	$164,627
Net earnings attributable to noncontrolling interests	381	377	189	758	397
Net earnings	$112,769	$103,950	$93,381	$216,719	$165,024

Interest expense	$4,307	$4,222	$4,443	$8,529	$8,819
Interest income	(789)	(560)	(325)	(1,349)	(612)
Income taxes	35,127	32,330	23,799	67,457	39,313
Depreciation and amortization	40,317	40,650	41,733	80,967	83,879
EBITDA	$191,731	$180,592	$163,031	$372,323	$296,423

Reconciling items
Impact of the COVID-19 pandemic	$7,207	$-	$-	$7,207	$-

Adjusted EBITDA	$198,938	$180,592	$163,031	$379,530	$296,423

Adjusted EBITDA margin**	23.0%	21.2%	19.9%	22.1%	18.7%

** Adjusted EBITDA as a percentage of net revenues

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Senior Vice President, Corporate Communications
+1-610-644-1300